UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Adam W. Smith
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6115
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2016

Date of reporting period: May 31, 2016

Item 1. Reports to Stockholders.

Letter from the Investment Adviser

Dear Fellow Shareholders,
The Jensen Quality Value Fund (the “Fund“) – Class J Shares – had a negative return of -4.86% for the twelve months ended May 31, 2016, compared to a negative return of -0.28% for the Russell 3000 Value Index (the “Index”). Please see pages 3 through 4 of this report for complete standardized performance information for the Fund.

Market Perspective
During the twelve month period ended May 31, 2016, uncertainty surrounding U.S. monetary policy and emerging markets growth led to volatile U.S. stock markets, which resulted in an overall muted return. While the U.S. continues to enjoy relatively low unemployment, inflation has also remained low, and the Federal Reserve has thus far balked at further rate increases following a modest increase in December 2015.

In the first half of the twelve month period, the price of oil continued to fall, as demand slowed and excess capacity began to build. While this was a negative for many energy companies and producers of oil, it was a positive for oil consumers, including businesses and individuals. During the period, the Fund’s low exposure to energy company stocks was a positive contributor to performance; however, this was more than offset by the negative contribution of the single energy company held by the Fund.

For U.S. companies with business outside of the U.S., the ongoing strength of the U.S. dollar weighed on results, impacting both the volume of sales and the translated revenues and earnings of international business segments. Further, economic growth rates slowed in many emerging markets during the period, particularly in China. These ongoing concerns contributed to the choppy and volatile markets.

We recognize that the Jensen Quality Value Fund strategy can provide periods of volatile returns relative to the Index, primarily due to the substantial differences in the portfolio’s composition versus the Index, and during the last twelve months, stock selection was a primary driver of relative underperformance.

As we have discussed before, there are periods where the Fund underperforms the Index when the intrinsic value of the stocks that the Fund selects is not recognized by other market participants. This can be typical for many “value” investing strategies, and, in our view, requires patience and consistency to overcome. Despite these recent headwinds, we remain confident that the Fund’s approach to investing can be rewarded by the market.

Overall, we continue to be impressed by the underlying business performance of the companies in the Fund. From a valuation perspective, the Fund seeks to hold high-quality businesses at reasonable prices. We believe that attention to valuation may provide a measure of downside protection and that investors in high quality, reasonably priced businesses should be rewarded over the long term.

Commentary on Results
For the twelve months ended May 31, 2016, the Fund’s performance relative to the Index was aided by an underweight in the Energy sector and an overweight in the Consumer Staples and Industrial sectors. Specific companies within the Health Care sector also helped boost performance.

Relative to the Index, the Fund’s performance was dampened by an overweight in the Consumer Discretionary and an underweight in the Telecommunications and Utilities sectors. At the company level, the Fund’s performance was most negatively impacted by specific companies within the Energy, Financial, Consumer Discretionary, Materials and Information Technology sectors. As of May 31, 2016, there were 74 companies held in the Jensen Quality Value Fund.

The top contributor to Fund performance for the twelve months ended May 31, 2016, was Campbell Soup Company, a packaged foods company, known for its eponymous soup, as well as Prego pasta sauce, Pepperidge Farm snacks, and Pace Mexican foods. Over the period, Campbell’s stable business model attracted investors during a volatile market environment. Campbell Soup was selected for the Jensen Quality Value Fund because of its compelling valuation at the time of purchase. Other notable companies that contributed positively to portfolio performance were Herman Miller, Inc., WEX, Inc., and Masimo Corp.

The largest negative contributor to Fund performance for twelve months ended May 31, 2016, was Ultra Petroleum Corp., an oil and gas company. After energy price declines in 2014, Ultra Petroleum made a series of acquisitions, attempting to take advantage of low prices. However, the weak energy markets persisted, and the company was sold from the portfolio in February 2016. Ultra Petroleum was selected for the Jensen Quality Value Fund due to its attractive valuation at the time of purchase. Other notable companies that weighed down relative performance were Apollo Education Inc., Waddell & Reed Financial, Inc., and Bed Bath & Beyond, Inc.

Annual Report	Jensen Quality Value Fund	1

The Jensen Outlook
We expect the U.S. stock market to reflect an environment of an uncertain domestic economy and weaker economic growth. Further, fears of political upheaval dampening global trade have added to volatility, as evidenced by the recent vote for the United Kingdom to leave the European Union. Consequently, the outlook for the remainder of 2016 continues to be cloudy. For the first five months of 2016, the U.S. stock market appeared to have shrugged off these challenges, but the markets remain sensitive to geopolitical and economic risks.

Energy and commodity prices have rebounded somewhat from the lows of 2015, but the U.S. dollar remains strong while interest rates remain historically low. The Federal Reserve has thus far shown a willingness to hold off on rate increases, and concerns over the future of the European Union, as well as the slowing economies of China and South America, have contributed to the continued strength of the U.S. dollar. Arguably, these are opposing signals regarding the health of the U.S. economy, implying a mixed and uncertain future.

Domestic and global factors will influence the performance of our portfolio companies’ stocks in 2016. At Jensen, we prefer to focus on those companies which we believe can produce strong underlying business results into 2016 and beyond and use short term volatility as an opportunity to try to take advantage of pricing disconnects in the stocks of these companies. We believe that companies with strong fundamentals, durable competitive advantages, and a history of growing free cash flow will have a greater ability to chart their own paths, and that these companies should outperform lower-quality businesses over time.

We believe that paying attention to these important company fundamentals helps Fund shareholders manage risk, can provide a measure of capital protection in volatile markets, and the opportunity for long-term capital appreciation for our clients.

We appreciate your confidence in Jensen.

Cordially,

The Jensen Investment Committee

This discussion and analysis of the Fund is as of May 31, 2016 and is subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security. For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report.

Mutual fund investing involves risk, and principal loss is possible. The Fund invests in mid- and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility.

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged, and one cannot invest directly in an index.

Return on Equity: Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Must be preceded or accompanied by a prospectus for the Jensen Quality Value Fund.

The Jensen Quality Value Fund is distributed by Quasar Distributors, LLC.

2	Jensen Quality Value Fund	Annual Report

Jensen Quality Value Fund - Class J (Unaudited)

Total Returns vs. Russell 3000 Value Index

Average Annual Total Returns – For periods ended May 31, 2016 (Unaudited)	1 year	3 years	5 years	Since Inception (3/31/2010)
Jensen Quality Value Fund - Class J	(4.86)%	7.83%	8.76%	9.22%
Russell 3000 Value Index	(0.28)%	8.98%	10.44%	11.22%

The Russell 3000 Value Index measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The chart at the top of the page assumes an initial gross investment of $10,000 made on March 31, 2010, the inception date for Class J shares. Returns shown include the reinvestment of all fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	Jensen Quality Value Fund	3

Jensen Quality Value Fund - Class I (Unaudited)

Total Returns vs. Russell 3000 Value Index

Average Annual Total Returns – For periods ended May 31, 2016 (Unaudited)	1 year	3 years	5 years	Since Inception (3/31/2010)

Jensen Quality Value Fund - Class I	(4.71)%	7.98%	8.91%	9.38%
Russell 3000 Value Index	(0.28)%	8.98%	10.44%	11.22%

The Russell 3000 Value Index measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The chart at the top of the page assumes an initial gross investment of $1,000,000 made on March 31, 2010, the inception date for Class I shares. Returns shown include the reinvestment of all fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

4	Jensen Quality Value Fund	Annual Report

Investments by Sector as of May 31, 2016
(as a Percentage of Total Investments) (Unaudited)

Annual Report	Jensen Quality Value Fund	5

Statement of Assets & Liabilities
May 31, 2016

Assets:
Investments, at value (cost $28,595,308)	$28,879,546
Income receivable	52,586
Receivable for capital stock issued	40,720
Other Assets	17,198
Total Assets	28,990,050

Liabilities:
Payable for 12b-1 fees - Class J	4,873
Payable to Adviser	4,564
Payable to affiliates	20,979
Accrued expenses and other liabilities	27,073
Total Liabilities	57,489
Net Assets	$28,932,561

Net Assets Consist of:
Capital stock	$30,587,956
Accumulated undistributed net investment income	40,049
Accumulated net realized loss	(1,979,682)
Unrealized appreciation on investments	284,238
Total Net Assets	$28,932,561

Net Assets Consist of:
Class J Shares:
Net Assets	$3,171,551
Shares of beneficial interest outstanding	295,347
Net Asset Value, Offering Price and Redemption Price Per Share (unlimited number of shares authorized, $.001 par value)	$10.74
Class I Shares:
Net Assets	$25,761,010
Shares of beneficial interest outstanding	2,409,671
Net Asset Value, Offering Price and Redemption Price Per Share (unlimited number of shares authorized, $.001 par value)	$10.69

The accompanying notes are an integral part of these financial statements

6	Jensen Quality Value Fund	Annual Report

Schedule of Investments
May 31, 2016

Common Stocks - 99.19%

shares	Aerospace & Defense - 2.51%	value
2,830	Boeing Co.	$357,005
2,610	General Dynamics Corp.	$370,280
		$727,285

shares	Air Freight & Logistics - 1.32%	value
7,880	Expeditors International of Washington, Inc.	$382,574

shares	Beverages - 2.65%	value
2,530	Boston Beer Company, Inc. - Class A (a)	$393,162
3,700	PepsiCo, Inc.	$374,329
		$767,491

shares	Biotechnology - 1.37%	value
4,540	Gilead Sciences, Inc.	$395,252

shares	Capital Markets - 1.44%	value
19,510	Waddell & Reed Financial, Inc. - Class A	$416,929

shares	Chemicals - 2.51%	value
5,010	Eastman Chemical Co.	$367,534
3,480	Terra Nitrogen Company, L.P.	$359,136
		$726,670

shares	Commercial Services & Supplies - 4.04%	value
6,010	Deluxe Corp.	$391,431
12,360	Herman Miller, Inc.	$391,318
20,720	Pitney Bowes, Inc.	$386,014
		$1,168,763

shares	Communications Equipment - 1.42%	value
14,150	Cisco Systems, Inc.	$411,058

shares	Consumer Finance - 1.34%	value
14,050	PRA Group, Inc. (a)	$386,516

shares	Containers & Packaging - 2.57%	value
7,080	Crown Holdings, Inc. (a)	$369,364
19,860	Owens-Illinois, Inc. (a)	$375,353
		$744,717

shares	Distributors - 1.32%	value
3,940	Genuine Parts Co.	$381,865

shares	Diversified Consumer Services - 1.38%	value
18,650	H&R Block, Inc.	$398,364

shares	Diversified Financial Services - 2.75%	value
4,020	Moody’s Corp.	$396,533
3,570	S&P Global, Inc.	$399,161
		$795,694

shares	Electrical Equipment - 1.29%	value
7,150	Emerson Electric Co.	$371,943

shares	Food & Staples Retailing - 1.42%	value
5,790	Wal-Mart Stores, Inc.	$409,816

shares	Food Products - 2.62%	value
5,960	General Mills, Inc.	$374,169
4,140	Hershey Co.	$384,399
		$758,568

shares	Health Care Equipment & Supplies - 2.53%	value
8,330	Baxter International, Inc.	$359,523
4,490	Varian Medical Systems, Inc. (a)	$371,727
		$731,250

shares	Health Care Providers & Services - 1.29%	value
2,920	Cigna Corp.	$374,081

The accompanying notes are an integral part of these financial statements

Annual Report	Jensen Quality Value Fund	7

Schedule of Investments continued

shares	Hotels, Restaurants & Leisure - 5.19%	value
8,400	Brinker International, Inc.	$377,748
8,140	Choice Hotels International, Inc.	$369,393
2,550	Cracker Barrel Old Country Store, Inc.	$386,274
5,560	Marriott International, Inc. - Class A	$367,182
	$1,500,597

shares	Household Durables - 1.35%	value
6,920	Tupperware Brands Corp.	$391,534

shares	Household Products - 2.62%	value
2,970	Kimberly-Clark Corp.	$377,309
4,690	Procter & Gamble Co.	$380,077
		$757,386

shares	Internet Software & Services - 1.39%	value
6,000	j2 Global, Inc.	$401,820

shares	IT Services - 8.17%	value
9,020	CSG Systems International, Inc.	$383,440
2,540	International Business Machines Corp.	$390,500
16,690	NeuStar, Inc. - Class A (a)	$393,050
8,910	Syntel, Inc. (a)	$410,572
14,200	Teradata Corp. (a)	$402,427
19,730	Western Union Co.	$383,749
	$2,363,738

shares	Life Sciences Tools & Services - 1.33%	value
2,800	Waters Corp. (a)	$385,140

shares	Machinery - 5.33%	value
5,260	Caterpillar, Inc.	$381,403
6,810	Crane Co.	$390,893
12,340	Hillenbrand, Inc.	$385,255
10,830	ITT, Inc.	$384,573
	$1,542,124

shares	Media - 1.30%	value
4,500	Omnicom Group, Inc.	$374,985

shares	Multiline Retail - 1.30%	value
9,900	Nordstrom, Inc.	$376,002

shares	Personal Products - 2.54%	value
6,080	Herbalife Ltd. (a)(b)	$351,971
9,710	Nu Skin Enterprises, Inc. - Class A	$383,060
		$735,031

shares	Pharmaceuticals - 5.42%	value
25,670	Endo International PLC (a)(b)	$405,843
3,330	Johnson & Johnson	$375,258
6,970	Merck & Company, Inc.	$392,132
11,430	Pfizer, Inc.	$396,621
	$1,569,854

shares	Professional Services - 1.37%	value
3,120	Dun & Bradstreet Corp.	$395,928

shares	Road & Rail - 1.34%	value
5,710	Landstar System, Inc.	$387,424

	Semiconductors & Semiconductor Equipment
shares	- 4.14%	value
8,510	Linear Technology Corp.	$402,693
5,860	Synaptics, Inc. (a)	$397,484
6,560	Texas Instruments, Inc.	$397,536
	$1,197,713

shares	Software - 4.00%	value
7,440	Microsoft Corp.	$394,320
9,480	Oracle Corp.	$381,096
6,310	VMware, Inc. - Class A (a)	$382,134
	$1,157,550

shares	Specialty Retail - 4.01%	value
8,720	Bed Bath & Beyond, Inc. (a)	$390,220
11,730	Best Buy Company, Inc.	$377,354
15,890	Buckle, Inc.	$392,960
	$1,160,534

The accompanying notes are an integral part of these financial statements

8	Jensen Quality Value Fund	Annual Report

Schedule of Investments continued

	Technology Hardware, Storage & Peripherals
shares	- 4.56%	value
32,360	HP, Inc.	$432,976
15,950	NetApp, Inc.	$407,204
10,300	Western Digital Corp.	$479,361
		$1,319,541

shares	Textiles, Apparel & Luxury Goods - 4.12%	value
7,500	Deckers Outdoor Corp. (a)	$394,425
4,230	Ralph Lauren Corp.	$399,016
21,900	Wolverine World Wide, Inc.	$398,799
		$1,192,240

shares	Tobacco - 2.63%	value
5,930	Altria Group, Inc.	$377,385
17,831	Vector Group Ltd.	$382,832
		$760,217

shares	Trading Companies & Distributors - 1.31%	value
1,660	WW Grainger, Inc.	$379,061

Total Common Stocks		value
(Cost $28,413,017)		$28,697,255

Short-Term Investments - 0.63%

shares		value
182,291	Fidelity Institutional Money Market Funds -
	Money Market Portfolio - Class I, 0.34% (c)	$182,291

Total Short-Term Investments	value
(Cost $182,291)	$182,291

Total Investments	value
(Cost $28,595,308) - 99.82%	$28,879,546
Other Assets in Excess of Liabilities - 0.18%	$53,015
TOTAL NET ASSETS - 100.00%	$28,932,561

Percentages are stated as a percent of net assets.

(a) Non-income producing security.
(b) Foreign issued security.
(c) Variable rate security. Rate listed is the 7-day effective yield as of May 31, 2016.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements

Annual Report	Jensen Quality Value Fund	9

Statement of Operations
For the Year Ended May 31, 2016

Investment Income:
Dividend income	$672,369
Interest income	852
673,221

Expenses:
Investment advisory fees	221,709
Administration fees	38,019
Federal and state registration fees	30,313
Fund accounting fees	27,570
Transfer agent fees	20,005
Legal fees	16,731
Audit and tax fees	16,509
Custody fees	15,422
12b-1 - Class J	14,209
Chief Compliance Officer fees	11,993
Reports to shareholders	11,755
Trustees’ fees	5,825
Shareholder servicing fees - Class I	4,714
Transfer agent expenses	4,185
Other	6,734
Total expenses	445,693
Less waivers and reimbursements by Adviser (Note 4)	(111,519)
Net expenses	334,174

Net Investment Income	339,047

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investment transactions	(1,909,032)
Change in unrealized appreciation (depreciation)
on investments	(252,663)
Net realized and unrealized loss on investments	(2,161,695)

Net Decrease in Net Assets Resulting
from Operations	$(1,822,648)

Statements of Changes in Net Assets

	Year Ended	Year Ended
Operations:	May 31, 2016	May 31, 2015
Net investment income	$339,047	$263,041
Net realized gain (loss) on investment
transactions	(1,909,032)	4,524,674
Change in unrealized appreciation
(depreciation) on investments	(252,663)	(2,268,249)
Net increase (decrease) in net assets
resulting from operations	(1,822,648)	2,519,466

	Year Ended	Year Ended
Capital Share Transactions:	May 31, 2016	May 31, 2015
Shares Sold - Class J	441,234	3,974,421
Shares Sold - Class I	20,659,472	2,179,122
Shares issued to holders in reinvestment
of dividends - Class J	524,972	2,667,558
Shares issued to holders in reinvestment
of dividends - Class I	3,657,717	1,382,398
Shares redeemed - Class J	(19,442,581)	(2,208,328)
Shares redeemed - Class I	(4,821,200)	(143,085)
Net increase in net assets from
capital share transactions	1,019,614	7,852,086

Dividends and Distributions to	Year Ended	Year Ended
Shareholders:	May 31, 2016	May 31, 2015
Net investment income - Class J	(82,946)	(133,315)
Net investment income - Class I	(277,105)	(86,605)
Net realized gains - Class J	(445,911)	(2,540,315)
Net realized gains - Class I	(3,380,612)	(1,295,794)
Total dividends and distributions	(4,186,574)	(4,056,029)
Increase (Decrease) in Net Assets	(4,989,608)	6,315,523

	Year Ended	Year Ended
Net Assets:	May 31, 2016	May 31, 2015
Beginning of year	$33,922,169	$27,606,646
End of year	$28,932,561	$33,922,169
Accumulated Undistributed Net
Investment Income	$40,049	$73,946

The accompanying notes are an integral part of these financial statements

10	Jensen Quality Value Fund	Annual Report

Financial Highlights
Class J

	year ended	year ended	year ended	year ended	year ended
Per Share Data:	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012
Net asset value, beginning of period	$13.29	$13.99	$12.42	$9.81	$11.23
Income from investment operations:
Net investment income(1)	0.12	0.11	0.08	0.14	0.11
Net realized and unrealized gain (loss)
on investments	(0.89)	1.05	2.54	2.73	(0.84)
Total from investment operations	(0.77)	1.16	2.62	2.87	(0.73)
Less distributions:
Dividends from net investment income	(0.11)	(0.09)	(0.08)	(0.15)	(0.10)
Distributions from net realized gain
on investments	(1.67)	(1.77)	(0.97)	(0.11)	(0.59)
Total distributions	(1.78)	(1.86)	(1.05)	(0.26)	(0.69)
Net asset value, end of period	$10.74	$13.29	$13.99	$12.42	$9.81
Total return	(4.86)%	8.49%	21.48%	29.76%	(6.47)%
Supplemental data and ratios:
Net assets, end of period (000’s)	$3,172	$22,885	$19,408	$14,872	$11,062
Ratio of expenses to average net assets
Before waivers and reimbursements
of expenses	1.63%	1.65%	1.75%	2.03%	2.08%
After waivers and reimbursements
of expenses	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss)
to average net assets
Before waivers and reimbursements
of expenses	0.60%	0.39%	0.10%	0.48%	0.23%
After waivers and reimbursements
of expenses	0.98%	0.79%	0.60%	1.26%	1.06%
Portfolio turnover rate	92.94%	119.76%	96.09%	121.35%	116.74%

(1) Per share amounts are calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements

Annual Report	Jensen Quality Value Fund	11

Financial Highlights
Class I

	year ended	year ended	year ended	year ended	year ended
Per Share Data:	May 31, 2016	May 31, 2015	May 31, 2014	May 31, 2013	May 31, 2012
Net asset value, beginning of period	$13.26	$13.97	$12.42	$9.82	$11.24
Income from investment operations:
Net investment income(1)	0.13	0.13	0.10	0.15	0.12
Net realized and unrealized gain (loss)
on investments	(0.88)	1.05	2.53	2.73	(0.84)
Total from investment operations	(0.75)	1.18	2.63	2.88	(0.72)
Less distributions:
Dividends from net investment income	(0.15)	(0.12)	(0.11)	(0.17)	(0.11)
Distributions from net realized gain
on investments	(1.67)	(1.77)	(0.97)	(0.11)	(0.59)
Total distributions	(1.82)	(1.89)	(1.08)	(0.28)	(0.70)
Net asset value, end of period	$10.69	$13.26	$13.97	$12.42	$9.82
Total return	(4.71)%	8.67%	21.58%	29.91%	(6.30)%
Supplemental data and ratios:
Net assets, end of period (000’s)	$25,761	$11,037	$8,199	$5,473	$4,071
Ratio of expenses to average net assets
Before waivers and reimbursements
of expenses	1.48%	1.42%	1.53%	1.80%	1.87%
After waivers and reimbursements
of expenses	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income (loss)
to average net assets
Before waivers and reimbursements
of expenses	0.81%	0.65%	0.33%	0.73%	0.44%
After waivers and reimbursements
of expenses	1.19%	0.97%	0.76%	1.43%	1.21%
Portfolio turnover rate	92.94%	119.76%	96.09%	121.35%	116.74%

(1) Per share amounts are calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements

12	Jensen Quality Value Fund	Annual Report

Notes to Financial Statements
May 31, 2016

1. Organization
Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Jensen Quality Value Fund (the “Fund”), formerly known as the Jensen Value Fund, represents a distinct diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Fund became effective and commenced operations on March 31, 2010. The Fund currently offers Class J and Class I shares. Class J shares are subject to a 0.25% distribution (Rule 12b-1) and shareholder servicing fee and Class I shares are subject to a shareholder servicing fee of up to 0.10%. Each class of shares has identical rights and privileges except with respect to the distribution (Rule 12b-1) and shareholder servicing fees, and voting rights on matters affecting a single share class. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Jensen Investment Management, Inc. (the “Adviser”), the Fund’s investment adviser.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services–Investment Companies”.

2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation – Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”). If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills are valued at market price.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Quoted prices in active markets for identical securities.
●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Annual Report	Jensen Quality Value Fund	13

●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of May 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks(1)	$28,697,255	$—	$—	$28,697,255
Short-Term
Investments	182,291	—	—	182,291
Total Investments	$28,879,546	$—	$—	$28,879,546

(1) See the Schedule of Investments for industry classifications.

The Fund did not hold any investments during the year with significant unobservable inputs which would be classified as Level 3. During the year ended May 31, 2016, there were no significant transfers between levels for the Fund. It is the Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold financial derivative instruments during the year ended May 31, 2016.

(b) Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended May 31, 2016 the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund has no examination in progress. The Fund is also not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(c) Distributions to Shareholders – The Fund will declare and distribute any net investment income quarterly. The Fund will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

(d) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e) Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

(f) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution (12b-1) and shareholder servicing fees are expensed at 0.25% of average daily net assets of Class J shares. Shareholder servicing fees are expensed at up to 0.10% of the average daily net assets of Class I shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g) Other – Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions using the specific identification method by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3. Federal Tax Matters
The tax character of distributions paid during the years ended May 31, 2016 and May 31, 2015 were as follows:

	May 31, 2016	May 31, 2015
Ordinary Income	$1,754,460	$1,101,554
Long-Term Capital Gain	$2,432,114	$2,954,475
Short-Term Capital Gain	$—	$—

14	Jensen Quality Value Fund	Annual Report

The components of accumulated earnings (losses) on a tax basis as of May 31, 2016 were as follows:

Cost basis of investments for federal income
tax-purposes	$28,818,176
Gross tax unrealized appreciation	2,313,075
Gross tax unrealized depreciation	(2,251,705)
Net tax unrealized appreciation	$61,370
Undistributed ordinary income	59,917
Undistributed long-term capital gain	—
Total distributable earnings	$59,917
Other accumulated losses	(1,776,682)
Total accumulated losses	$(1,655,395)

The difference between book basis and tax basis of investments is primarily attributable to the deferral of losses on wash sales.

At May 31, 2016, the Fund had tax basis capital losses which may be carried forward to offset future short term and long term capital gains indefinitely in the amount of $981,819 and $794,863, respectively. To the extent that the Fund may realize future net capital gains, those gains will be offset by any of the unused capital loss carryforward.

On June 22, 2016, the Fund declared and paid a distribution from ordinary income of $8,873 and $80,779 for Class J and Class I shares, respectively, to shareholders of record as of June 21, 2016.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended May 31, 2016, the following reclassifications were made for permanent tax adjustments:

Accumulated Net Investment Loss	$(12,893)
Accumulated Net Realized Loss	$(228,339)
Paid-In Capital	$241,232

4. Investment Adviser
The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through September 30, 2016, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed 1.25% and 1.10% (the “Expense Limitation Caps”) of the Fund’s average daily net assets, for Class J and Class I shares, respectively. For the year ended May 31, 2016, expenses of $23,086 and $88,433 were waived or reimbursed by the Adviser for Class J and Class I shares, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Caps in place at the time of waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

May 31, 2017	$117,646
May 31, 2018	$115,780
May 31, 2019	$111,519

5. Distribution and Shareholder Servicing Plan
The Trust adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”), the Fund’s distributor and principal underwriter, a distribution fee of 0.25% of the Fund’s average daily net assets attributable to Class J shares for services to Class J shareholders and distribution of Class J shares. The Trust adopted a shareholder servicing plan (the “Shareholder Servicing Plan”) on behalf of the Fund, which authorizes it to pay up to 0.10% of the Fund’s average daily net assets attributable to Class I shares to other financial institutions for shareholder servicing. During the year ended May 31, 2016, the Fund accrued expenses of $14,209 pursuant to the 12b-1 Plan for distribution fees relating to Class J shares and $4,714 pursuant to the Shareholder Servicing Plan for shareholder servicing fees relating to Class I shares. As of May 31, 2016, the Distributor was owed fees of $4,873 for 12b-1 fees relating to Class J shares and $2,492 for shareholder servicing fees relating to Class I shares which are included within accrued expenses and other liabilities on the Statement of Assets and Liabilities.

6. Related Party Transactions
U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the

15	Jensen Quality Value Fund	Annual Report

Fund’s expense accruals. For the year ended May 31, 2016, the Fund incurred $38,019 in administration fees. At May 31, 2016, the Administrator was owed fees of $5,880.

USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian. For the year ended May 31, 2016, the Fund incurred $27,570, $24,190 and $15,422 in fund accounting, transfer agency, and custody fees, respectively. At May 31, 2016, fees of $4,557, $4,026, and $4,519, were owed for fund accounting, transfer agency, and custody fees, respectively.

The Fund has a line of credit with US Bank (see footnote 10).

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the year ended May 31, 2016, the Fund was allocated $11,993 of the Trust’s Chief Compliance Officer fee. At May 31, 2016, fees of $1,997 were owed by the Fund for the Chief Compliance Officer’s services.

7. Capital Share Transactions

Transactions in shares of the Fund were as follows:

Class J	year ended May 31, 2016	year ended May 31, 2015
Shares sold	37,893	289,459
Shares issued in reinvestment of
dividends	50,484	202,685
Shares redeemed	(1,515,608)	(157,046)
Net increase (decrease)	(1,427,231)	335,098

Class I	year ended May 31, 2016	year ended May 31, 2015
Shares sold	1,636,028	151,223
Shares issued in reinvestment of
dividends	362,024	105,233
Shares redeemed	(420,786)	(10,782)
Net increase	1,577,266	245,674

8. Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended May 31, 2016, were $27,392,711 and $29,738,956, respectively. For the year ended May 31, 2016, there were no purchases or sales of U.S. government securities for the Fund.

9. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. At May 31, 2016, Charles Schwab & Co., Inc. and TD Ameritrade, Inc., for the benefit of its customers, held 44.67% and 30.84%, respectively, of the outstanding shares of the Class J share class. At May 31, 2016, Pershing, LLC, for the benefit of its customers, held 91.69% of the outstanding shares of the Class I share class.

10. Line of Credit

At May 31, 2016, the Fund had a line of credit in the amount of the lessor of $1,000,000 or 33.33% of the fair value of unencumbered assets of the Fund, which matures on August 12, 2016. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The interest rate on outstanding principal amounts is equal to the prime rate (3.50% as of May 31, 2016). The credit facility is with the Fund’s custodian, US Bank. During the year ended May 31, 2016, the Fund had borrowings on the line of credit on thirteen days, with an average borrowing and interest rate on those days of $383,141 and 3.44%, respectively. Interest expense of $475 incurred during the year is included within other expenses on the Statement of Operations. The balance on September 15, 2015 of $423,000 was the maximum amount of borrowings outstanding during the year ended May 31, 2016. As of May 31, 2016, the Fund did not have any borrowings on the line of credit.

16	Jensen Quality Value Fund	Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders of Jensen Quality Value Fund and
Board of Trustees of Trust for Professional Managers

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Jensen Quality Value Fund (the “Fund”), a series of the Trust for Professional Managers, as of May 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jensen Quality Value Fund as of May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
July 29, 2016

Annual Report	Jensen Quality Value Fund	17

Expense Example – May 31, 2016
(Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, distribution (12b-1) (Class J only) and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2015 - May 31, 2016).

Actual Expenses

The first lines of the tables below for each share class of the Fund provide information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $12.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the tables below for each share class of the Fund provide information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

18	Jensen Quality Value Fund	Annual Report

Expense Example Tables (Unaudited)

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* December 1, 2015 –
Jensen Quality Value Fund – Class J	December 1, 2015	May 31, 2016	May 31, 2016
Actual	$1,000.00	1,028.80	6.34
Hypothetical (5% return before expenses)	1,000.00	1,018.75	6.31

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

			Expenses Paid During
	Beginning Account Value	Ending Account Value	Period* December 1, 2015 –
Jensen Quality Value Fund – Class I	December 1, 2015	May 31, 2016	May 31, 2016
Actual	$1,000.00	1,029.20	5.58
Hypothetical (5% return before expenses)	1,000.00	1,019.50	5.55

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

1. Shareholder Notification of Federal Tax Status

The Fund designated 47.42% of dividends declared during the fiscal year ended May 31, 2016 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designated 47.90% of dividends declared from net investment income during the fiscal year ended May 31, 2016 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designated 79.48% of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the year ended May 31, 2016.

Additional Information Applicable to Foreign Shareholders Only:

The Fund designated 0.00% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

2. Availability of Proxy Voting Information

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 800-992-4144. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 800-992-4144, or by accessing the SEC’s website at http://www.sec.gov.

3. Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

4. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5. Information About Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-992-4144.

Annual Report	Jensen Quality Value Fund	19

6. Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800-992-4144 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

20	Jensen Quality Value Fund	Annual Report

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

●	information we receive about you on applications or other forms;
●	information you give us orally; and
●	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Annual Report	Jensen Quality Value Fund	21

Independent Trustees (Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Michael D. Akers, Ph.D 615 E. Michigan St. Milwaukee, WI 53202 Age: 61	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair, Department of Accounting, Marquette University (2004–present).	36	Independent Trustee, USA MUTUALS (an open-end investment company with five portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 59	Trustee	Indefinite Term; Since August 22, 2001	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986–present).	36	Independent Trustee, USA MUTUALS (an open-end investment company with five portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 72	Trustee	Indefinite Term; Since October 23, 2009	Retired (2011–present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–2011).	36

Independent Manager, Ramius IDF fund complex (two closed-end investment companies); Independent Trustee, Gottex Trust (an open-end investment company with one portfolio); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010–2015); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies) (2010–2015).

22	Jensen Quality Value Fund	Annual Report

Interested Trustee and Officers (Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 54	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	36	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with five portfolios).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 58	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	Vice President, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 42	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	Vice President, U.S. Bancorp Fund Services, LLC (2002–present).	N/A	N/A

Anita M. Zagrodnik 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Chief Compliance Officer, Vice President and Anti- Money Laundering Officer	Indefinite Term; Since July 1, 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (January 2014-present); CCO (2003-2013) and Senior Vice President, Ariel Investments, LLC (2010–2013); Vice President, Ariel Investments, LLC (2003–2010).	N/A	N/A

Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Secretary	Indefinite Term; Since May 29, 2015	Assistant Vice President, U.S. Bancorp Fund Services, LLC (April 2012–present); Research Associate, Vista360, LLC (May 2010–April 2012).	N/A	N/A

Jesse J. Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Assistant Treasurer	Indefinite Term; Since July 21, 2011	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008–present).	N/A	N/A

Cullen O. Small 615 E. Michigan St. Milwaukee, WI 53202 Age: 29	Assistant Treasurer	Indefinite Term; Since January 22, 2015	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010–present).	N/A	N/A

Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Age: 28	Assistant Treasurer	Indefinite Term; Since April 23, 2015	Officer, U.S. Bancorp Fund Services, LLC (2011–present).	N/A	N/A

Melissa Aguinaga 615 E. Michigan st. Milwaukee, WI 53202 Age: 28	Assistant Treasurer	Indefinite Term; Since July 1, 2015	Officer, U.S. Bancorp Fund Services, LLC (2010–present).	N/A	N/A

(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

Annual Report	Jensen Quality Value Fund	23

Jensen Quality Value Fund

	Class J Shares	Class I Shares

Investment Adviser
Jensen Investment Management, Inc.
5300 Meadows Road Suite 250
Lake Oswego, OR 97035
800.992.4144

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue Suite 800
Cleveland, OH 44115

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

jenseninvestment.com

JN-ANNUALQV	This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on August 6, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2016	FYE 5/31/2015
Audit Fees	$14,000	$14,000
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2016	FYE 5/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2016	FYE 5/31/2015
Registrant	$0	$0
Registrant’s Investment Adviser	$26,135	$22,500

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 6, 2010.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	July 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	July 29, 2016

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date	July 29, 2016

* Print the name and title of each signing officer under his or her signature.